UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2022

Diebold Nixdorf, Incorporated
(Exact name of registrant as specified in its charter)
__________________________________________________________

Ohio		1-4879	34-0183970
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 per value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2022, Diebold Nixdorf, Incorporated (the “Company”) and Dr. Ulrich Näher (“Dr. Näher”), the Company’s Executive Vice President, Chief Commercial Officer and a named executive officer in the Company’s 2022 proxy statement, entered into an agreement providing for the termination of Dr. Näher’s Service Agreement with the Company dated February 25, 2021 (the “Service Agreement”). The termination of the Service Agreement will become effective on September 30, 2022, at which time Dr. Näher will depart the Company.

Upon termination of the Service Agreement, Dr. Näher will receive severance payments that are consistent with the terms of his Service Agreement and the Company’s Senior Leadership Severance Plan, provided that (1) Dr. Näher will be considered to have completed a full year of service for 2022 in respect of any annual incentive or long-term incentive payments to which he may be entitled, (2) the stock award that Dr. Näher received in March 2022 comprising 119,332 shares, which was to be paid out in three annual tranches, will be canceled, (3) in exchange for Dr. Näher’s agreement to waive the notice period provided in his Service Agreement and other related commitments thereunder, the Company will make a cash payment to Dr. Näher equal to the product of 59,666 and the closing price per share of the Company’s common shares on the New York Stock Exchange on September 30, 2022, and (4) the Company shall provide certain other immaterial benefits including tax advisory expenses for tax years 2021 and 2022 and outplacement assistance. Payment of severance to Dr. Näher is subject to and conditioned upon his execution of a general release of claims in favor of the Company and its affiliates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
July 8, 2022	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Executive Vice President, Chief Legal Officer and Secretary